EXHIBIT 21.1
NEWELL BRANDS INC. AND SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT
December 31, 2019

NAME OF ENTITY	STATE OR JURISDICTION
Allegheny International Exercise Co.	Delaware
American Household, Inc.	Delaware
Aprica USA LLC	Delaware
Australian Coleman, Inc.	Kansas
Baby Jogger Holdings, Inc.	Delaware
Baby Jogger, LLC	Virginia
BCTIX, Inc.	Alabama
Berol Corporation	Delaware
Berol Pen Company	North Carolina
B-F Processing LLC	Delaware
Bond Gifting, Inc.	Delaware
BRK Brands, Inc.	Delaware
BTM Ventures, LLC	Delaware
Canada GP Holdings LLC	Delaware
CC Outlet, Inc.	Delaware
Chartreuse et Mont Blanc LLC	Delaware
Chemetron Corporation	Delaware
Chemetron Investments, Inc.	Delaware
Coleman International Holdings, LLC	Delaware
Coleman Latin America, LLC	Delaware
Coleman Venture Capital, Inc.	Kansas
Coleman Worldwide Corporation	Delaware
DYMO Europe Holdings LLC	Delaware
DYMO Holdings, LLC	New York
Eliskim, Inc.	Delaware
Elmer’s & Toagosei Co.	Ohio
Elmer’s International LLC	Delaware
Elmer’s Investments LLC	Delaware
Elmer’s Management LLC	Delaware
Embassy Products LLC	Delaware
Ember Investment Corporation	Delaware
First Alert, Inc.	Delaware
Furth Corporation	Delaware
Gingham, LLC	Georgia
Graco Children’s Products Inc.	Delaware
Holmes Motor Corporation	Delaware
Hunt Americas Corporation	Delaware
Hunt Management Company, Inc.	Pennsylvania
Hydrosurge Equipment Company, LLC	Delaware
Ignite Holdings II, Inc.	Delaware
Ignite Holdings, LLC	Delaware
Ignite USA, LLC	Illinois

Infoswitch, Inc.	Delaware
Integrated Specialties, Inc.	California
Jarden LLC	Delaware
Jarden Receivables, LLC	Delaware
JBC Direct, LLC	Delaware
Kansas Acquisition Corp.	Delaware
L.A. Services, Inc.	Delaware
Laser Acquisition Corp.	Delaware
Leviathan NES LLC	Delaware
Leviathan NWL LLC	Delaware
Leviathan NWL Sub LLC	Delaware
Loral Corporation	Delaware
Magnetics and Electronics, Inc.	Delaware
Marmot Mountain, LLC	Delaware
Montey Corporation	Delaware
Montey Credit Corporation	Pennsylvania
Muncie JHB LLC	Delaware
New Bra-Con Industries, Inc.	Delaware
Newell Brands DTC, Inc.	Delaware
Newell Brands International LLC	Delaware
Newell Brands Investment II, Inc.	Delaware
Newell Brands Sourcing Corp.	Delaware
Newell Finance Company	Delaware
Newell Investments Inc.	Delaware
Newell Operating Company	Delaware
Newell Puerto Rico, Ltd.	Delaware
Newell Rubbermaid Company Store LLC	Delaware
Newell Rubbermaid Development LLC	Delaware
Newell Rubbermaid Distribution LLC	Delaware
Newell Rubbermaid Europe LLC	Delaware
Newell Rubbermaid Holdings LLC	Delaware
Newell Rubbermaid Mexicali Holdings LLC	Delaware
Newell Rubbermaid Mexico Holding LLC	Delaware
Newell Rubbermaid US Finance Co.	Delaware
Newell Sales & Marketing Group, Inc.	Delaware
Nippon Coleman, Inc.	Kansas
Northern Aqueduct Holdings LLC	Delaware
NWL Europe Holdings LLC	Delaware
NWL GP Holdings LLC	Delaware
Onethousand West, Inc.	Florida
Outdoor Sports Gear, LLC	Delaware
Packs & Travel Corporation	Delaware
QMC Buyer LLC	Delaware
Quickie Holdings LLC	Delaware
Ross Products, Inc.	Delaware
Rubbermaid Commercial Products LLC	Delaware
Rubbermaid Europe Holding Inc.	Delaware
Rubbermaid Incorporated	Ohio
Rubbermaid Services Corp.	Delaware
Rubbermaid Texas Limited	Texas

Rubfinco Inc.	Delaware
Sanford GmbH Holding Company	Delaware
Sanford Holding LLC	Delaware
Sanford, L.P.	Illinois
Sevca, LLC	Delaware
Shakespeare Conductive Fibers, LLC	Delaware
SI II, Inc.	Florida
Sitca LLC	Washington
Smith Mountain Industries, Inc.	Delaware
Stuhlbarg International Sales Company, Inc.	California
Sunbeam Americas Holdings, LLC	Delaware
Sunbeam Diversified Holdings LLC	Florida
Sunbeam Latin America, LLC	Delaware
Sunbeam Products, Inc.	Delaware
Temrac Company, Inc.	New Jersey
Terbal Corporation	Delaware
Teutonia USA LLC	Delaware
The Coleman Company, Inc.	Delaware
The Lehigh Press LLC	Delaware
The Yankee Candle Company, Inc.	Massachusetts
THL-FA IP Corp.	Delaware
Visant Company, LLC	Delaware
Visant Holding Company, LLC	Delaware
Visant Secondary Holdings Company, LLC	Delaware
Woodshaft, Inc.	Ohio
X Properties, LLC	Delaware
Yankee Candle Admin LLC	Virginia
Yankee Candle Brand Management, Inc.	Delaware
Yankee Candle Investments LLC	Delaware
Yankee Candle Restaurant Corp.	Delaware
YCC Development LLC	Delaware
YCCD Management, LLC	Delaware
Allegre Puériculture S.A.S.	France
Alltrista Limited	Canada
American Tool Companies Holding B.V.	Netherlands
Aparatos Electronicos de Saltillo, S.A. de C.V.	Mexico
Apollo Holding B.V.	Netherlands
Appliance and Homewares International Pty Ltd	Australia
Application des Gaz S.A.S.	France
Aprica (Shanghai) Trading Co., Ltd.	China
Aprica (Zhongshan) Ltd.	China
Aprica Childcare Institute-Aprica Ikuji Kenkyush Kabushiki Kaisha	Japan
Aprica Children’s Products G.K.	Japan
Aprica Korea Co., Ltd.	Korea
Bernardin Ltd.	Canada
Berol Limited	United Kingdom
BRK Brands Europe Limited	UK
BRKFA Management Limited	Canada
Camping Gaz (Deutschland) GmbH	Germany
Camping Gaz (Suisse) SA	Switzerland

Camping Gaz CS S.R.O.	Czech Republic
Camping Gaz Italia S.r.l.	Italy
Cavoma LP	Cayman Islands
Cavoma Ltd.	Cayman Islands
Chiltern Thermoforming Limited	UK
Coleman (Deutschland) GmbH	Germany
Coleman Benelux B.V.	Netherlands
Coleman Benelux Holdings B.V.	Netherlands
Coleman Brands Pty Limited	Australia
Coleman EMEA GmbH	Germany
Coleman Hong Kong Limited	Hong Kong
Coleman Japan Co., Ltd.	Japan
Coleman Korea Co., Ltd.	South Korea
Coleman UK Limited	UK
Comercial Berol, S. A. de C.V.	Mexico
Detector Technology Limited	Hong Kong
Dongguan HuiXun Electrical Products Co., Ltd.	China
Dongguan Raider Motor Co., Ltd.	China
Dymo BVBA	Belgium
Dymo Holdings BVBA	Belgium
El Rayo de Sol de Chihuahua, S.A. de C.V.	Mexico
El Sol Partes, S.A. de C.V.	Mexico
Electronica BRK de Mexico, S.A. de C.V.	Mexico
Elmer’s Products Canada, Corporation	Canada
Esteem Industries Limited	Hong Kong
Europe Brands S.à r.l.	Luxembourg
Facel S.A.S.	France
Fine Writing Pens of London Limited	United Kingdom
First Alert (Canada) Inc.	Canada
Fountain Holdings Limited	United Kingdom
Gemsbloom Limited	Hong Kong
Graco Children’s Products Hong Kong, Limited	Hong Kong
Guangzhou Jarden Technical Center	China
Hanger Holdings Limited	New Zealand
Hereford NWL Limited	UK
Hogar Plus, SA	Spain
Holmes Products (Europe) Limited	UK
Home Fragrance Italia S.r.l.	Italy
Hunt Europe Limited	United Kingdom
Ignite Hong Kong, Limited	Hong Kong
Industrias Corama S.A. de C.V.	Mexico
ISP SCI	France
Jarden Consumer Solutions (Asia) Limited	Hong Kong
Jarden Consumer Solutions (Europe) Limited	UK
Jarden Consumer Solutions of India Private Limited	India
Jarden Consumer Solutions Trading (Shanghai) Ltd.	China
Jarden del Peru, S.A.C.	Peru
Jarden Lux Finco S.à r.l.	Luxembourg
Jarden Lux Holdings S.à r.l.	Luxembourg
Jarden Lux II S.à r.l.	Luxembourg

Jarden Switzerland S.à r.l.	Switzerland
JCS Brasil Eletrodomésticos S.A.	Brazil
K2 (Hong Kong) Limited	Hong Kong
Leviathan Aqueduct Holdings B.V.	Netherlands
Leviathan NES Holdings B.V.	Netherlands
Leviathan NWL Investments B.V.	Netherlands
Leviathan NWL Partners C.V.	Netherlands
Lillo do Brasil Indústria e Comércio de Productos Infantis Ltda.	Brazil
Luxembourg Brands S.à r.l.	Luxembourg
Mapa Babycare Company Limited	Hong Kong
Mapa Gloves SDN BHD	Malaysia
Mapa GmbH	Germany
Mapa S.A.S.	France
Mapa Spontex CE s.r.o.	Czech Republic
Mapa Spontex GmbH	Germany
Mapa Spontex Holding GmbH	Germany
Mapa Spontex Holdings B.V.	Netherlands
Mapa Spontex Iberica SAU	Spain
Mapa Spontex Italia S.p.A.	Italy
Mapa Spontex Trading (Shanghai) Company Limited	China
Mapa Spontex Trading SDN BHD	Malaysia
Mapa Spontex UK Limited	UK
Mapa Spontex, S.A. de C.V.	Mexico
Mapa Virulana SAIC	Argentina
Marmot Mountain Canada Ltd.	Canada
Marmot Mountain Europe GmbH	Germany
Mucambo SA	Brazil
NBS Holdings	New Zealand
Newell (1995)	United Kingdom
Newell Australia Pty. Limited	Australia
Newell Brands APAC Sourcing Limited	Hong Kong
Newell Brands APAC Treasury Limited	Hong Kong
Newell Brands Canada Holding ULC	Canada
Newell Brands Canada ULC	Canada
Newell Brands Cayman II Ltd.	Cayman Islands
Newell Brands Cayman III Ltd.	Cayman Islands
Newell Brands Cayman Ltd.	Cayman Islands
Newell Brands de Argentina S.A.	Argentina
Newell Brands de Chile Limitada	Chile
Newell Brands de Colombia S.A.S.	Colombia
Newell Brands de Mexico, S.A. de C.V.	Mexico
Newell Brands de Peru, S.A.C.	Peru
Newell Brands HK Holdings Limited	Hong Kong
Newell Brands HK Sourcing Limited	Hong Kong
Newell Brands International I B.V.	Netherlands
Newell Brands International II B.V.	Netherlands
Newell Brands Ireland Services Designated Activity Company	Ireland
Newell Brands Japan G.K.	Japan
Newell Brands Lux Holdings S.à r.l.	Luxembourg
Newell Brands Lux Real Estate Holdings S.à r.l.	Luxembourg

Newell Europe S.à r.l.	Switzerland
Newell Holdings Limited	United Kingdom
Newell Insurance Designated Activity Company	Ireland
Newell International Capital SAS	France
Newell International Finance Co Limited Partnership	United Kingdom
Newell Investments France SAS	France
Newell Luxembourg Finance S.à r.l.	Luxembourg
Newell New Zealand Limited	New Zealand
Newell Poland Services sp. z o.o.	Poland
Newell Poland sp. z o.o.	Poland
Newell Rubbermaid (M) Sdn. Bhd	Malaysia
Newell Rubbermaid (Thailand) Co., Ltd.	Thailand
Newell Rubbermaid Asia Pacific Limited	Hong Kong
Newell Rubbermaid Consultancy Services (Shenzhen) Co., Ltd.	China
Newell Rubbermaid Czech Republic s.r.o.	Czech Republic
Newell Rubbermaid German Holding GmbH	Germany
Newell Rubbermaid Global Limited	United Kingdom
Newell Rubbermaid Global Sourcing Asia Ltd.	Cayman Islands
Newell Rubbermaid Holding B.V.	Netherlands
Newell Rubbermaid Hungary Trading Ltd.	Hungary
Newell Rubbermaid Kirtasiye Ticaret ve Sanayi Limited Sirketi	Turkey
Newell Rubbermaid Mexicali, S. de R.L. de C.V.	Mexico
Newell Rubbermaid Middle East FZE	United Arab Emirates
Newell Rubbermaid Panama S. de R.L.	Panama
Newell Rubbermaid Products (Shanghai) Co., Ltd.	China
Newell Rubbermaid Servicios de Mexico, S. de R.L. de C.V.	Mexico
Newell Rubbermaid Sourcing Management Hong Kong LP	Hong Kong
Newell Rubbermaid Sourcing Services Hong Kong Limited	Hong Kong
Newell Rubbermaid Sweden AB	Sweden
Newell Rubbermaid Trading (Shanghai) Co., Ltd.	China
Newell Rubbermaid UK Holdings Limited	U.K.
Newell Rubbermaid UK Limited	United Kingdom
Newell Rubbermaid UK Production	United Kingdom
Newell Rubbermaid UK Services Limited	United Kingdom
Newell Spain Holding, S.L.	Spain
Newell Spain Services, S.L.	Spain
Newell Spain, S.L.	Spain
Nimex Saltillo S.A. de C.V.	Mexico
Northern Aqueduct I, B.V.	Netherlands
Northern Aqueduct II, B.V.	Netherlands
NR Canada Holding ULC	Canada
NR Capital Co.	Canada
NR Finance Co.	Canada
NWL Austria GmbH	Austria
NWL Belgium BVBA	Belgium
NWL Belgium Production BVBA	Belgium
NWL Belgium Services BVBA	Belgium
NWL Brands Export Limited	U.K.
NWL Cayman Holdings Ltd.	Cayman Islands
NWL Denmark ApS	Denmark

NWL Denmark Services ApS	Denmark
NWL European Finance S.à r.l.	Luxembourg
NWL Finland OY	Finland
NWL France Production SAS	France
NWL France SAS	France
NWL France Services SAS	France
NWL Germany GmbH	Germany
NWL Germany Office Products GmbH	Germany
NWL Germany Production GmbH	Germany
NWL Germany Services GmbH	Germany
NWL Hamburg Services GmbH	Germany
NWL Italy S.r.l.	Italy
NWL Italy Services S.r.l.	Italy
NWL Luxembourg Holding S.à r.l.	Luxembourg
NWL Luxembourg S.à r.l.	Luxembourg
NWL Netherlands B.V.	Netherlands
NWL Netherlands Holding B.V.	Netherlands
NWL Netherlands Holding II B.V.	Netherlands
NWL Netherlands Holding III B.V.	Netherlands
NWL Netherlands JP Holding B.V.	Netherlands
NWL Netherlands Production B.V.	Netherlands
NWL Netherlands Services B.V.	Netherlands
NWL Norway A/S	Norway
NWL South Africa (Proprietary) Limited	South Africa
NWL Switzerland S.à r.l.	Switzerland
NWL Valence Services SAS	France
Oster de Venezuela Inc.	Canada
Oster de Venezuela, S.C.A.	Venezuela
Oster Electrodomesticos Iberica, S.L.U.	Spain
Oster GmbH	Germany
Oster of Canada ULC	Canada
Oster VZ Holdings Inc.	Canada
Parker Pen (Shanghai) Limited	China
Parker Pen Products	United Kingdom
Personi Industries K.K.	Japan
Polyhedron Holdings Limited	United Kingdom
Prodox, S.A. de C.V.	Mexico
Pulse Home Products (Holdings) Limited	United Kingdom
Pure Fishing (Thailand) Co., Ltd.	Thailand
Pure Fishing Asia Co., Ltd.	Taiwan
Pure Fishing Spirit Holdings B.V.	Netherlands
Raider Motor Corporation	Bahamas
Repuestos Electronicos, S.A.	Mexico
Reynolds Pen International	France
Reynolds Pens India Private Limited	India
Rival de Mexico, S.A. de C.V.	Mexico
Rubbermaid Ireland Limited	Ireland
Rubbermaid Portugal, Lda.	Portugal
Sanford Brands Venezuela, Inc.	Canada
Sanford Hellas EPE	Greece

Sanford OOO	Russia
Sanford Rotring (GB) Limited	United Kingdom
Servicios Sunbeam-Coleman de Mexico, S.A. de C.V.	Mexico
Shakespeare Europe B.V.	Netherlands
Shanghai Spontex Trading Company Limited	China
Shenzhen CICAM Manufacturing Co. Limited	China
Sistema Plastics Australia Limited	New Zealand
Sistema Plastics Limited	New Zealand
Sistema Plastics UK Limited	New Zealand
Sistema Plastiques France Limited	New Zealand
Sobral Invicta S.A.	Brazil
Söke Handels GmbH	Austria
Söke-Hungaria Kft	Hungary
Spontex S.A.S	France
Summit Holding GmbH	Germany
Summit Holdings Europe Ltd.	Cayman Islands
Summit Worldwide Company	Cayman Islands
Sunbeam ANZ Holdings Pty Ltd	Australia
Sunbeam Corporation (Canada) Limited	Canada
Sunbeam Corporation Pty Ltd	Australia
Sunbeam del Peru, S.A.	Peru
Sunbeam Holdings, S.A. de C.V.	Mexico
Sunbeam International (Asia) Limited	Hong Kong
Sunbeam NZ Corporation Limited	New Zealand
Sunbeam Uruguay, S.A.	Uruguay
Sunbeam-Oster de Acuña, S.A. de C.V.	Mexico
Sunbeam-Oster de Matamoros, S.A. de C.V.	Mexico
SunCan Holding Corp.	Canada
Taiwan Aprica Inc.	Taiwan
The Wallingford Insurance Company Limited	Bermuda
True Temper Venezuela, S.A.	Venezuela
Tube Turns de España, S.A.	Spain
USPC Mexico, S.A. de C.V.	Mexico
Vine Mill Limited	UK
Virumetal S.A.	Uruguay
viskovita GmbH	Germany
Waverly Products Company Limited	Jamaica
Yankee Candle Canada Inc.	Canada
Yankee Candle Company (Europe) Limited	UK
Yankee Candle Deutschland GmbH	Germany
Yankee Candle France	France
Yankee Candle s.r.o.	Czech Republic